                                                                   EXHIBIT 99.03

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT



                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-3

                -----------------------------------------------

                Monthly Period:                    04/01/97 to
                                                   04/30/97
                Distribution Date:                 05/15/97
                Transfer Date:                     05/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                             $253.69218750
                              Class B                                5.07291667
                              Collateral Inv. Amt.                 238.73833619

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $3.69218750
                              Class B                                5.07291667
                              Collateral Inv. Amt.                   4.01611397
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-3
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                             $250.00000000
                              Class B                                0.00000000
                              Collateral Inv. Amt.                $234.72222222

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $60,449,796.76
                              Class B                              3,925,311.48
                              Collateral Inv. Amt.                 7,155,282.05
                                                          ----------------------
                              Total                              $71,530,390.29
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Allocations of Finance
        Charge Receivables processed during the Monthly
        Period which were allocated in respect of the Certificates

                              Class A                             $7,576,975.99
                              Class B                                493,175.95
                              Collateral Inv. Amt.                   896,683.55
                                                          ----------------------
                              Total                               $8,966,835.49
                                                          ======================

    3.  Principal Receivables / Investor Percentages.
        ---------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                      $19,494,000,240.44

        (b)   Invested Amount as of the last day of
              the Monthly Period

                              Class A                           $399,262,500.00
                              Class B                             34,650,000.00
                              Collateral Inv. Amt.                48,212,500.00
                                                          ----------------------
                              Total                             $482,125,000.00
                                                          ======================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-3
Page 3

        (c)   The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph
              3(b) above as a percentage of the
              aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                    2.048%
                              Class B                                    0.178%
                              Collateral Inv. Amt.                       0.247%
                                                          ----------------------
                              Total                                      2.473%

        (d)   During the Amortization Period: The
              Invested Amount as of February 28, 1997 (the last day of the Revolving Period)

                              Class A                           $532,350,000.00
                              Class B                             34,650,000.00
                              Collateral Inv. Amt.                63,000,000.00
                                                          ----------------------
                              Total                             $630,000,000.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                    2.731%
                              Class B                                    0.178%
                              Collateral Inv. Amt.                       0.323%
                                                          ----------------------
                              Total                                      3.232%


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances            Aggregate
        in the Accounts which were delinquent as of              Account
        the end of the day on the last day of the                Balance
        Monthly Period                                    ----------------------

        (a)   35 - 64 days                                      $337,502,980.94
        (b)   65 - 94 days                                       207,921,379.98
        (c)   95 - 124 days                                      165,279,457.72
        (d)   125 - 154 days                                     144,276,924.95
        (e)   155 - 184 days                                     126,463,445.75
        (f)   185 or more days                                   112,459,727.28
                                                          ----------------------
                              Total                           $1,093,903,916.62
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-3
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                             $2,707,934.90
                              Class B                                176,256.12
                              Collateral Inv. Amt.                   320,465.67
                                                          ----------------------
                              Total                               $3,204,656.69
                                                          ======================

        (b)   The amount set forth in paragraph 5(a)
              above in respect of the Monthly Investor
              Default Amount, per $1,000 interest

                              Class A                                     $5.09
                              Class B                                      5.09
                              Collateral Inv. Amt.                         5.09
                                                          ----------------------
                              Total                                       $5.09
                                                          ======================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the Collateral
              Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                         =======================


        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-3
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        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

    7.  Investor Servicing Fee.
        -----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly
              Period

                              Class A                               $499,078.13
                              Class B                                 43,312.50
                              Remaining Servicing Fee                 60,265.63
                                                          ----------------------
                              Total                                 $602,656.25
                                                          ======================

        (b)   The amount set forth in paragraph 7(a)
              above, per $1,000 interest

                              Class A                               $0.93750000
                              Class B                                1.25000000
                              Remaining Servicing Fee                0.95659722
                                                          ----------------------
                              Total                                 $0.95659722
                                                          ======================

    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1994-3
Page 6


    9.  Collateral Invested Amount.
        ---------------------------

        (a)   The amount of the Collateral Invested Amount
              as of the close of business on the
              related Distribution Date after giving
              effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                    $33,425,000.00


        (b)   The Required Collateral Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect
              to withdrawals, deposits and payments
              to be made in respect of the preceding
              month                                              $33,425,000.00



    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
        Date).  The amount of a Certificateholder's
        pro rata share of the Investor Participation
        Amount can be determined by multiplying the original denomination of the holder's
        Certificate by the Pool Factor

                              Class A                                0.50000000
                              Class B                                1.00000000
                                                          ----------------------
                              Total (weighted avg.)                  0.76527778

    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the Related Monthly Period               10.98%

    12. The Base Rate.
        --------------

        The Base Rate for the Related Monthly Period                      7.92%



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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 FIRST USA BANK
                                 as Servicer


                                 By: /s/ W. Todd Peterson
                                    -------------------------------------
                                    W. Todd Peterson
                                    Vice President